
FSIC III
A FUND INTRODUCTION
FS Investment Corporation III
PROVIDING ACCESS TO MANAGERS, ASSET CLASSES AND STRATEGIES FOR INCOME, DIVERSIFICATION, AND ADDRESSING RISING INTEREST RATES
This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by a prospectus. A copy of the applicable prospectus is available free of charge by contacting Franklin Square Capital Partners at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by phone at 215-495-1150 or by visiting its website at www.franklinsquare.com. This sales and advertising literature must be read in conjunction with the applicable fund's prospectus and the other filings with the Securities and Exchange Commission (SEC) in order to fully understand all of the implications and risks of the offering of securities to which the applicable prospectus relates. A copy of the applicable prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the SEC and the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any state securities regulator has approved or disapproved of these securities or determined if the prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.
Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

Today, more and more individuals are diversifying into non-traditional investments beyond stocks, bonds and cash. They may be looking to diversify their portfolios, increase their income or reduce overall portfolio volatility.

This presentation will introduce you to an income fund called FS Investment Corporation III, or FSIC III for short, an offering designed and sponsored by Franklin Square Capital Partners, a leading sponsor of alternative investments.

Risks associated with this investment

An investment in FSIC III is considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. A more detailed description of the risk factors on our next slide and is found in the section of the prospectus, as supplemented and amended, entitled "Risk Factors." You should read and understand all of these risk factors before making your decision to invest in shares of our common stock.

There are a number of risks associated with this product. As with any potential investment, you should read and understand the prospectus before making your decision to invest in FSIC III.

FSIC III

FSIC III risk factors

An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in "Risk Factors" section of our prospectus before deciding to invest in shares of our common stock. The following are some of the risks an investment in our common stock involves:

- Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, if at all, it is unlikely that you will be able to sell your shares. While we intend to conduct quarterly tender offers for our shares, only a limited number of shares will be eligible for repurchase and we may amend, suspend or terminate the share repurchase program at any time. In addition, any such repurchases will be at a 10% discount to the current offering price on the date of repurchase.
- An investment in our shares is not suitable for you if you might need access to the money you invest in the foreseeable future.
- You may not have access to the money you invest for an indefinite period of time.
- We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and illiquid.
- Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses.
- An investment strategy focused primarily on privately-held middle-market companies presents certain challenges, including the lack of available information about these companies.
- Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We may borrow funds to make investments, which may increase the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.
- This is a "best efforts" offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make.
- FSIC III is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in us, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.
- Our distributions to stockholders may be funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees that are subject to repayment to our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings. Significant portions of these distributions may not be based on our investment performance and such waivers and reimbursements by Franklin Square Holdings may not continue in the future. If Franklin Square Holdings were not to reimburse certain of our expenses, including through the waiver of certain of its advisory fees, significant portions of these distributions may come from offering proceeds or borrowings. The repayment of any amount owed to Franklin Square Holdings will reduce the future distributions to which you would otherwise be entitled.

FS^2 Capital Partners, LLC (FS^2 Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS^2 Capital's due diligence obligations under the federal securities laws. FS^2 Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS^2 Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

This slide shows certain risk factors for FSIC III. Keep in mind that this investment is illiquid and is suitable only for those investors who understand the risks and are comfortable holding their investment for at least a five-year period. Please review the prospectus, including all the risks described in the prospectus, before you decide to invest in shares of FSIC III.


FSIC III
Where can you find income today?
TODAY'S MARKETS REQUIRE AN ALTERNATIVE APPROACH TO TRADITIONAL FIXED INCOME INVESTING
Core Fixed Income
Core "Plus" Fixed Income
Are there alternatives?
3.67%
Dividend stocks
1.02%
TIPS
3.17%
Investment grade bonds
5.62%
High-yield bonds
3.89%
REITs
6.05%
Emerging market debt
?
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
Source: Bloomberg. Data used: Dividend stocks: Dow Jones U.S. Select Dividend Index, which represents the country's leading stocks by dividend yield. Dividends are reliant on the company's ability and willingness to pay a dividend. There is no guarantee dividends will continue to be paid. Treasury Inflation Protected Securities (TIPS): Bank of America Merrill Lynch 10+ Year U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of greater than one year. TIPS are not suitable for investors unwilling to tolerate moderate fluctuations in share price, or those seeking long-term capital growth. Investment Grade Bonds: Bank of America Merrill Lynch U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity., High yield bonds: Bank of America Merrill Lynch, U.S. High Yield Index is comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market. Risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal., REITS: MSCI U.S. REIT Index is a free float market capitalization weighted benchmark that is comprised of equity REIT securities that belong to the MSCI US Investable Market 2500 Index. Distributions from REITs may include return of principal. Emerging Market Debt: J.P. Morgan Market Bond Index tracks returns for actively traded external debt instruments in emerging market. This data is for illustrative purposes only and is not indicative of any investment. Yields as of March 11, 2014.
3

It has been challenging recently to find meaningful sources of income, as you can see in this chart. Later in the presentation we will speak more specifically about the returns associated with certain types of these investments.


FSIC III
Are you prepared if interest rates go up?
LIBOR 3-MONTH INTEREST RATES[1] (JANUARY 1984–DECEMBER 2013)
INTEREST RATES
BOND PRICES
INTEREST RATES
BOND PRICES
4.6%
AVERAGE
0.3%
CURRENT
LIBOR
12/31/2013
1985
1990
1995
2000
2005
2010
Source: Bloomberg, as of 12/31/2013.
1 LIBOR stands for London Interbank Offered Rate.
4

Interest rates are near historical lows. What will happen if rates go up? There is an inverse relationship between interest rates and bond prices. When interest rates go down, prices of fixed-rate investments such as bonds typically go up. However, when interest rates go up, the value of fixed-rate investments typically declines. As we will discuss later in the presentation, adding FSIC III to your fixed income portfolio may help protect your portfolio from rising interest rates.

FSIC III is managed by experts in alternative credit who have significant experience investing in changing market environments.


FSIC III
FSIC III seeks to generate current income and to a lesser extent, capital appreciation
FSIC III IS INTENDED FOR INVESTORS WHO WANT ACCESS TO:
1
2
3
A PROVEN MANAGEMENT TEAM with the experience to navigate uncertain markets
ALTERNATIVE CORE INCOME Investments that behave differently than traditional investments
A DEFENSIVE INVESTMENT APPROACH focused on current income, diversification and capital preservation
5

Today we are here to discuss FSIC III. FSIC III seeks to provide investors with an alternative income option to traditional investments. FSIC III's investment objectives are to generate a current income and, to a lesser extent, long-term capital appreciation. It is intended for investors who want:

1. Current income and, to a lesser extent, long-term capital appreciation
2. To diversify their fixed income portfolio
3. A long-term investment focused on principal protection


FSIC III
Agenda
1
Access
TO LEADING MANAGERS OF ALTERNATIVE ASSETS
2
Opportunities
IN ALTERNATIVE CREDIT
3
Solutions
OFFERING THE POTENTIAL FOR INCOME, DIVERSIFICATION AND ADDRESSING RISING INTEREST RATES
6

Today I will cover:

Access to leading managers of alternative assets:

Franklin Square Capital Partners

GSO / Blackstone

Partnering to bring institutional style management to individual investors

- Senior secured loans of private middle market U.S. companies
- Floating interest rates
- Access to proprietary investments
- A history of consistent total returns of senior secured loans,

Solutions with the potential for:
- Potential for enhanced income from proprietary investments
- A way to address rising interest rates through floating rate senior secured loans
- Diversification benefits of alternative credit thanks to their low levels of correlation to traditional fixed income investments

FSIC III

Agenda

1

Access

TO LEADING MANAGERS OF ALTERNATIVE ASSETS

- Franklin Square Capital Partners
- Access to an innovative model
- GSO / Blackstone

Let's discuss FSIC III's leading managers of alternative assets, Franklin Square Capital Partners and GSO / Blackstone.


FSIC III
Franklin Square Capital Partners
INNOVATIVE ALTERNATIVES FOR THE INVESTING PUBLIC
FRANKLIN SQUARE
Over $9 billion
IN ASSETS UNDER MANAGEMENT*
Pioneer
IN NON-TRADED ALTERNATIVES
160
EMPLOYEES*
Over 145,000
INVESTORS*
Over $72 million
IN SPONSOR COMMITMENT TO FRANKLIN SQUARE'S FUNDS*
The vision
INDIVIDUALS
Investing public
INSTITUTIONS
Endowment-style investing
Alternative investments
1940 Act alternative investment funds
*Approximation as of September 30, 2013.
8

Franklin Square is a leading manager of alternative investment funds designed for the investing public, that is, individuals who may not have millions to invest. (review statistics on slide)

It was founded in 2007 with the vision of helping investors enhance their portfolios with "endowment-style investing" strategies. These strategies were previously available only to the largest institutions, such as pension plans or university endowments.

In 2009, Franklin Square increased access to private investments by creating a new type of fund based on an investment vehicle called a *business development company*, or BDC for short. BDCs were created by Congress to enable people to invest in private and smaller public *companies* that need capital to *develop* their *businesses*.

As the sponsor, Franklin Square designed the product and oversees its management. Its affiliate, FSIC III Advisor, LLC, is the adviser and:

- Is responsible for all fund activities
- Establishes investment guidelines
- Approves all investments
- Monitors the performance of the sub-adviser
- Has direct accountability to the board of directors



FSIC III
FSIC III: Best practices & transparency
FRANKLIN SQUARE
CAPITAL PARTNERS
Independent Custodian
Marked to Market
1940 ACT FUNDS
SEC Registered
Independent Board
Fully Earned Distributions
Transparent Products
Sponsor Investment
NAV-based Pricing
9

FSIC III is structured as business development company, or BDC. BDCs are regulated under certain provisions of the Investment Company Act of 1940. BDCs must be registered with the SEC, have a majority of independent directors, have independent custodians for their assets, and disclose the value of their holdings through regular public filings.

Franklin Square, as the sponsor of FSIC III, reinforces these protections with its own set of best practices which apply to FSIC III. Let's touch on these going clockwise around the blue outer circle:

- Franklin Square strives to design **transparent products** which are easy to use by financial advisors and their clients in building diversified portfolios.
- FSIC III's share price is based on the fund's **net asset value**, or NAV. In other words, the price at which shares are sold to investors adjusts to reflect the value of the assets in the portfolio. FSIC III's board of directors determines the fair value of each investment in our portfolio in good faith based on numerous sources, including the input and recommendation of FSIC III Advisor, the Fund's board of directors and any independent third-party valuation firm, if applicable. Determination of fair value involves subjective judgments and estimates. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.
- Investors affiliated with Franklin Square and FSIC III's sub-adviser, GSO / Blackstone, have made a significant investment in FSIC III, called a **sponsor investment.** This best practice helps align the Fund managers' interests with those of our investors.
- FSIC III has never paid **distributions** from offering proceeds or borrowings. In other words, the income investors receive derives from the performance of the investments held. That said, our distributions are uncertain and have exceeded our net investment income in the past and may exceed it in the future. Typically during the early stages of a Fund's life cycle, distributions are partially funded from expense reimbursements received from Franklin Square and through the waiver of certain investment advisory fees. In addition, portions of our distributions may represent a return of capital to investors for tax purposes. A return of capital generally is a return of a shareholder's investment rather than a return of earnings or gains derived from investment activities and will be made after deducting fees and expenses payable in connection with the offering, including any fees payable to the Fund's investment adviser and, therefore, can reduce the amount of capital available to the fund for investment purposes. Since inception of all of Franklin Square's funds, distributions have been fully paid from net investment income, realized gains or expense reimbursements received from Franklin Square.


FSIC III
GSO / Blackstone
GSO CAPITAL PARTNERS
Blackstone
Over $65 billion
IN ASSETS UNDER MANAGEMENT*
230+ professionals
ORIGINATING INVESTMENTS AND SUPPORTING INVESTMENT ANALYSIS*
One of the largest
NON-BANK LENDERS IN THE WORLD
The Blackstone Group's
CREDIT MANAGER
OVER 230 PROFESSIONALS IN NEW YORK, LONDON, DUBLIN, HOUSTON AND SYDNEY*
GSO Capital Partners
$65 BILLION AUM
Alternative Investment Funds
$33.9 BILLION AUM
Customized Credit Strategies – Long Only
$31.0 BILLION AUM
Franklin Square BDCs DIRECT LENDING
$10.2 BILLION
Capital Solutions RESCUE LENDING
$9.4 BILLION
Capital Opportunities MEZZANINE FUND
$7.9 BILLION
Special Situations HEDGE FUND
$6.5 BILLION
CLOs
$20.5 BILLION
Closed End Funds, Commingled Funds and SMAs
$10.5 BILLION
*Approximation as of December 31, 2013.
10

As FSIC III's sub-adviser, GSO / Blackstone recommends investments for the adviser's review. Through an investment in FSIC III, investors can gain access to the scale and expertise of a leader in the alternative investment industry.

SCALE:

•GSO is one of the world's largest global managers of senior secured loans and below investment grade debt

•GSO's clients include some of the most demanding institutions and high-net-worth investors. In 2012, GSO was named Money Manager of the Year by *Institutional Investor* magazine. Within the world of endowments and other financial institutions, we believe this recognition is a testament to the firm's track record and reputation.

•GSO is the credit arm of The Blackstone Group, an alternative asset manager. GSO benefits from access to Blackstone's extensive network of investment opportunities.

EXPERTISE:

•GSO employs more than 230+ professionals with offices in New York, Houston, Dublin, London and Sydney

•GSO's global footprint includes more than 40 employees based out of their European offices in London and Dublin

FSIC III

A proven partnership providing value to investors

FRANKLIN SQUARE CAPITAL PARTNERS + GSO CAPITAL PARTNERS A Blackstone Company

	FS Investment Corporation (FSIC) CLOSED	FS Investment Corporation II (FSIC II) CLOSED	FS Energy and Power Fund (FSEP)	FS Global Credit Opportunities Fund
INCEPTION	January 2, 2009	June 18, 2012	July 18, 2011	December 2, 2013
INVESTMENT OBJECTIVE	Income	Income	Income and growth	Total return
ASSETS UNDER MANAGEMENT AS OF 9/30/2013	$4.6 billion	$2.7 billion	$1.9 billion	
FUND FOCUS	Senior secured loans of private U.S. companies	Senior secured loans of private U.S. companies	Senior secured loans, debt and equity of private U.S. companies in the energy and power industry	Global corporate credit through an event-driven strategy
DISTRIBUTIONS*	Fully earned	Fully earned	Fully earned	Fully earned

An investment in Franklin Square's funds involves risks. Investors should carefully consider all of the risks discussed in the applicable fund's prospectus, including the risk factors set forth under the section entitled "Risk Factors" therein, and in such fund's other filings with the SEC before deciding to invest.

This sales and advertising material is not an offer to sell the securities of all of Franklin Square's funds and is not soliciting an offer to buy these securities in any jurisdiction where it is not permitted.

*The funds' previous distributions were funded in significant part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to the funds' affiliate, Franklin Square. Significant portions of these distributions were not based on the funds' investment performance and such waivers and reimbursements by Franklin Square may not continue in the future. If Franklin Square had not agreed to reimburse certain of the funds' expenses, including through the waiver of certain of its advisory fees, significant portions of the funds' distributions would have come from offering proceeds or borrowings. The repayment of the fees owed to Franklin Square will reduce the future distributions to which investors would otherwise be entitled.

Here are some of the key highlights for all of Franklin Square's funds.

With regards to fully earned distributions, the Funds have never paid **distributions** from offering proceeds or borrowings. In other words, the income investors receive derives from the performance of the investments held. That said, our distributions are uncertain and have exceeded our net investment income in the past and may exceed it in the future. Typically during the early stages of a Fund's life cycle, distributions are partially funded from expense reimbursements received from Franklin Square and through the waiver of certain investment advisory fees. In addition, portions of our distributions may represent a return of capital to investors for tax purposes. A return of capital generally is a return of a stockholder's investment rather than a return of earnings or gains derived from investment activities and will be made after deducting fees and expenses payable in connection with the offering, including any fees payable to the Fund's investment adviser and, therefore, can reduce the amount of capital available to the fund for investment purposes. Since inception of all of Franklin Square's funds, distributions have been fully paid from net investment income, realized gains or expense reimbursements received from Franklin Square.


FSIC III
Agenda
2
Opportunities
IN ALTERNATIVE CREDIT
• Senior secured loans of private U.S. middle market companies
• Floating interest rates
• Access to proprietary investments
12

Now that we've covered FSIC III's investment managers, let's discuss the investment objectives and strategy for FSIC III. We expect the Fund to invest primarily in senior secured loans of private U.S. middle-market companies. The coupon, or interest rate, of senior secured loans adjusts as market interest rates move up or down. In a rising interest rate environment, senior secured loans can help protect investor's principal. In declining interest rate environments, variable interest rate structures decrease the income that would otherwise be received from debt securities. There are additional risks associated with changes in interest rates that will be discussed later in this presentation.

Finally, we will discuss how FSIC III provides our investors with access to GSO / Blackstone's direct lending platform and their ability to source proprietary investments for the Fund.


FSIC III
Private U.S. companies:
investing in the backbone of the U.S. economy
Cargill
EMPLOYEES: 140,000
BJ's
EMPLOYEES: 68,000
Private U.S. companies represent:
99%
OF U.S. COMPANIES
$3.84
TRILLION OF U.S. PRIVATE SECTOR GDP
86%
OF ALL COMPANIES WITH 500+ EMPLOYEES
Dole
EMPLOYEES: 25,000
Publix.
EMPLOYEES: 158,000
Source: Corporate Investment and Stock Market Listing: A Puzzle?, John Askar and Alexander Ljungqvist, NYU Stern School of Business, 4/22/2013;The market that moves America, The Ohio State University and General Electric Capital Corporation, 2011. Forbes, America's Largest Private Companies 2013.
13

Can you guess what these four companies have in common?

They are all privately held companies, meaning you cannot buy their stock on a public stock exchange. Just because a company is private does not mean it is small or unknown. Many household name companies are private. **Private U.S. companies range across a wide variety of industries and sectors — from manufacturing, healthcare, energy to technology companies.**

In fact, private companies account for approximately 99% of all of the companies in the United States, represent $3.84 trillion in U.S. GDP (this is the portion of GDP not represented by the government) and comprise 86% of all companies with more than 500 employees.

When private companies need to raise money to fund their growth or day-to-day operations, they historically borrowed money from large, commercial banks. But since the financial crisis of 2008-2009, commercial banks have had to comply with a growing number of regulations which has made traditional corporate lending more costly, or said another way, less profitable. The increased “cost of doing business” has translated into a high degree of consolidation within the banking industry as many small and medium sized banks are finding it harder to compete in today’s costly regulatory environment. In the midst of this consolidation, private U.S. companies find themselves with fewer places to turn when they need to borrow money.

This so-called “lending gap” creates a large opportunity for FSIC III.

Investing in private companies involves a number of risks including reduced access to capital, diminished ability to withstand financial distress and limited liquidity. Please see FSIC III’s prospectus for a list of some of the risks.

(FSIC III does not currently have investments in these companies. This slide shows some of the household brands and companies that are actually private companies.)


FSIC III
FSIC III focuses on senior secured loans
COMPANY'S CAPITAL STRUCTURE
Accounts receivable
Inventory
Equipment
Plants
Property
ASSETS = COLLATERAL
secured by
Lower
RISK
Higher
Senior Secured Debt
(1ST AND 2ND LIEN LOANS)
Unsecured Debt
(HIGH YIELD CORPORATE BONDS)
Equity
GM
100%
< 20%
0%
Recovery After Bankruptcy
14

FSIC III invests primarily in ***senior secured loans*** of private companies. In the event of a default, senior secured loans are typically the first in line to be repaid – ahead of unsecured debt and equity investors.

Also, unlike other debt securities, senior secured loans are backed (or "secured") by company assets. Keep in mind, the collateral securing any loan may lose some or all of its value over time based on the performance of the portfolio company, which could have a negative impact on the value of the security, including loss of principal. Also, investments in private companies can pose greater risks than investments in public companies, including a relative lack of liquidity and diminished capital resources of the target companies, which could adversely affect the performance of the Funds.

Unsecured debt, more commonly referred to as high yield bonds, is next in line for payment. With unsecured debt, lenders generally take on more risk — in part because these investments are not secured by company assets. As a result, investors are typically compensated for taking on this additional level of risk through higher interest rates. FSIC III may invest in unsecured debt as well.

As an example of what seniority can mean, when General Motors went into bankruptcy in 2009, unsecured debt holders lost most of their investment and stockholders lost all value. Senior secured loans were the *only* assets to be repaid in full, demonstrating the advantages that seniority can bring.

FSIC III invests predominantly in below investment grade companies (or that would be rated below investment grade if they were rated), which can play an important role in the overall portfolio. **High-yield**, lower-rated, securities involve greater risk and may have lower liquidity than higher-rated securities. Funds that invest in below investment grade securities may be subject to greater levels of credit and liquidity risk than portfolios that do not. To compensate investors for taking on this additional risk, these securities tend to have the potential for significantly higher income.


FSIC III
Exclusive access to private investments
PROPRIETARY INVESTMENTS/ ORIGINATIONS
SECONDARY MARKET/ SYNDICATED LOANS
• Privately negotiated between a company and FSIC III
• Less liquid
• Higher yields
• Fewer participants
• Arranged by large banks and sold to many investors
• Liquid market
• Large issuers
• More participants
15

FSIC III invests in both syndicated and proprietary investments on an opportunistic basis. Syndicated loans are widely available to investors through mutual funds. Proprietary investments are more exclusive and may offer economic benefits not otherwise available in the broadly syndicated market.

The market for syndicated loans, commonly referred to as the secondary market, is relatively liquid with many market participants. Issuers of broadly syndicated loans are typically large, higher-rated companies. The higher number of market participants tends to create a high level of demand and, in turn, lower yields than found in more illiquid parts of the loan market. We believe FSIC III can take advantage of the broadly syndicated markets thanks to the size and reputation of its sub-adviser, GSO / Blackstone. We expect FSIC III to leverage GSO / Blackstone's relationships with the commercial and investment banks that arrange many broadly syndicated loans to help make opportunistic investments for the Fund.

We also expect FSIC III to invest in **proprietary investments to middle-market companies** where the Fund negotiates the terms of a loan directly with the borrower through our sub-adviser, GSO / Blackstone. Because these transactions are often less liquid and have fewer participants, they tend to offer higher yields than broadly syndicated loans. With access to GSO / Blackstone's strong pipeline of proprietary deal flow, the Fund will look to enhance returns with proprietary investments. In fact, GSO is one of the largest non-bank loan originators in the country.

We believe the access our funds provide to the proprietary, direct lending platform of GSO / Blackstone, serve to differentiate our funds in the market.


FSIC III
Agenda
3
Solutions
OFFERING THE POTENTIAL FOR INCOME, DIVERSIFICATION AND ADDRESSING RISING INTEREST RATES
• Consistent income
• Diversifying your fixed income portfolio
• Preparing for rising interest rates
16

Franklin Square’s alternative credit funds look to address some of the challenges of a traditional portfolio by seeking to generate current income, reduce portfolio volatility while providing protection against rising interest rates. We look to provide these solutions by providing access to:

- Consistent income
- Enhanced income from proprietary investments
- Protection against rising interest rates through floating rate senior secured loans
- Diversification benefits of alternative credit thanks to their low levels of correlation to traditional fixed income investments


FSIC III
Senior Secured Loans can be an alternative to traditional fixed income
Core Fixed Income
Core "Plus" Fixed Income
Are there alternatives?
3.67%
Dividend stocks
1.02%
TIPS
3.17%
Investment grade bonds
5.62%
High-yield bonds
3.89%
REITs
6.05%
Emerging market debt
7.0 0%
FSIC III 1
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.
Source: Bloomberg. Data used: Dividend stocks: Dow Jones U.S. Select Dividend Index, which represents the country's leading stocks by dividend yield. Dividends are reliant on the company's ability and willingness to pay a dividend. There is no guarantee dividends will continue to be paid. Treasury Inflation Protected Securities (TIPS): Bank of America Merrill Lynch 10+ Year U.S. Inflation-Linked Treasury Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities with at least $1 billion in outstanding face value and a remaining term to final maturity of greater than one year. TIPS are not suitable for investors unwilling to tolerate moderate fluctuations in share price, or those seeking long-term capital growth. Investment Grade Bonds: Bank of America Merrill Lynch U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.. High yield bonds: Bank of America Merrill Lynch, U.S. High Yield Index is comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market. Risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal., REITS: MSCI U.S. REIT Index is a free float market capitalization weighted benchmark that is comprised of equity REIT securities that belong to the MSCI US Investable Market 2500 Index. Distributions from REITs may include return of principal. Emerging Market Debt: J.P. Morgan Market Bond Index tracks returns for actively traded external debt instruments in emerging market. This data is for illustrative purposes only and is not indicative of any investment. Yields as of March 11, 2014.
. 1 Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the current public offering price per share. The current distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings, although a portion of FSIC III's distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of the amounts received by FSIC III from its portfolio companies. The payment of future distributions on FSIC III's common stock is subject to the discretion of FSIC III's board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.
17

FSIC III seeks to provide investors with an alternative income option to traditional investments. As we discussed, FSIC III's investment objectives are to generate a current income and, to a lesser extent, long-term capital appreciation.

Distribution rate is shown for FSIC III. FSIC III's current distribution rate is shown here. Distribution rate is the amount of a closed-end fund's most recent distribution divided by the fund's current market price, then multiplied by the number of distribution payments made in a 12-month period. Yield, which is what is shown for the indices on this slide, is defined as the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment's cost, its current market value or its face value.

An asset class such as REITs may also have distributions that include a return of capital. It is important to keep in mind that there is no guarantee that dividends or distributions will be paid in the future.


FSIC III
Senior secured loans: 20 years of interest
Total return of senior secured loans consists of both monthly interest payments, if any, as well as any appreciation or depreciation in value (price return). Average annual interest return refers to the average annual interest generated by the Credit Suisse Leveraged Loan Index from 1/1/1994–12/31/2013 and does not include share price appreciation or depreciation.
The actual interest an investor would have received annually may have been greater or less than the average annual interest return shown.
AVERAGE ANNUAL INTEREST RETURN OVER 20 YEARS:
6.62%
1993
2013
Source: Credit Suisse Leveraged Loan index, 1/1/94-12/31/13. This data is for illustrative purposes only and is not indicative of any investment.
An investment cannot be made directly in an index.
18

Total return of senior secured loans consists of both income received from monthly interest payments, if any, as well as any appreciation or depreciation in value (price return). Average annual interest return of the Credit Suisse Leveraged Loan Index is from 1/1/1994-12/31/2013 and does not include share price appreciation or depreciation.

Over the last 20 years, senior secured loans have generated average annual interest returns of approximately 6.62%. In addition to a monthly coupon, investors may also benefit as the price, or value, of senior secured loans rise. This combination of current income with the potential for additional return through price appreciation, has helped make senior secured loans an attractive investment over the last 20 years.

FSIC III

Enhanced income from proprietary loans

ILLIQUIDITY PREMIUM EXISTS FOR MIDDLE MARKET INVESTMENTS


$223,444
Large corporate loans
Middle market loans
+$39,242
The premium of illiquidity by investing in middle market loans.
$184,202
$100,000
1/2002
2004
2006
2008
2010
2012
1/2014

The premium is the difference in yield between liquid and less liquid securities. An investment in illiquid securities may involve a high degree of risk. Investors should consider that they may not have access to the money they invest for an indefinite period of time.

1 Chart represents the monthly returns of the S&P LSTA Leveraged Loan 100 Index (Large corporate loans) and the S&P LSTA Leveraged Loan Middle Market Index (Middle market loans) and the growth of a $100,000 investment in each index based on these return streams for the period beginning January 2002 and running through January 2014. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.

We expect FSIC III to typically lend to "middle-market" companies. These middle-market loans have historically earned higher yields for investors relative to large corporate loans, shown in this chart. This "premium" associated with loans to middle-market companies has grown larger over the last five years. We expect FSIC III to leverage GSO / Blackstone's underwriting expertise and brand in the marketplace to source middle-market, proprietary investments that earn a higher yield than broadly syndicated loans of large corporate borrowers.


FSIC III
Low correlation adds diversification
FIXED INCOME ASSET CLASS CORRELATION TO BARCLAYS U.S. AGGREGATE INDEX
January 1, 2013 – December 31, 2013
HOW CORRELATION IMPACTS DIVERSIFICATION:
Negative correlation (<0.0)
Low correlation (0.0–0.3)
Moderate correlation (0.3–0.7)
High correlation (0.7–1.0)
More diversified
Less diversified
-0.45
Senior secured loans
-0.02
High yield bonds
U.S. Treasuries
0.92
Emerging market debt
0.96
Investment grade bonds
0.97
Source: Bloomberg, as of 12/31/2013. Senior secured loans: Credit Suisse Leveraged Loan Index; High yield bonds: Bank of America Merrill Lynch U.S. High Yield Index; U.S. Treasuries: Bank of America Merrill Lynch U.S. Treasury Index; Emerging market debt: J.P. Morgan Emerging Market Bond Index; Investment grade bonds: Bank of America Merrill Lynch U.S. Corporate. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.
20

Further comparing senior secured loans to traditional credit asset classes, an analysis comparing the correlation of returns of each asset class to the Barclays U.S. Aggregate Index (an index that tracks the broader debt market similar to how the S&P 500 tracks equities) over a five year period showed that senior secured loans and, to a lesser extent, high yield bonds tended to be significantly less correlated to the traditional fixed income asset classes.


FSIC III
Floating rate senior secured loans tend to be less vulnerable to rising interest rates
CHART SHOWS AVERAGE TOTAL RETURN DURING PERIODS WHEN 10-YEAR U.S. TREASURY WAS DOWN BY 50 BPS OR MORE
5.10%
Senior secured loans
U.S. Treasuries
-7.30%
Corporate bonds
-2.30%
4.00%
High yield bonds
Source: Bloomberg, as of 12/31/2013. Chart shows periods when 10-year U.S. Treasury was down by 50 bps or more. Periods shown are: 1/28/94-5/9/94, 8/17/94-11/7/94, 7/7/95-8/23/95, 1/31/96-6/28/96, 9/30/98-1/21/00, 11/7/01-4/1/02, 6/13/03-9/2/03, 3/22/04-6/14/04, 6/27/05-6/27/06, 3/17/08-6/13/08, 12/30/08-6/10/09, 11/30/09-4/5/10, 10/8/10-2/8/11, 9/22/11-10/27/11, 1/31/12-3/19/12, 7/24/12-9/14/12, 5/1/13-12/31/13. Indices used: Senior secured loans: Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the US dollar-denominated leveraged loan market. Leveraged loans are subject to three major risk factors, which include interest rate risk, credit risk and liquidity risk. U.S. Treasuries: Bank of America Merrill Lynch U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. Corporate bonds: Barclays U.S. Aggregate Total Return Value Index measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. Bond investing involves significant risk including interest rate risk and credit risk that may result in the loss of principal. High yield bonds: Bank of America Merrill Lynch U.S. High Yield Index is comprised of U.S. dollar denominated below investment grade corporate debt securities publicly issued in the U.S. domestic market. Risks associated with higher-yielding, lower-rated securities include higher risk of default and loss of principal. In the event that interest rates decline, the value of fixed-rate investments, such as U.S. treasuries, corporate bonds and high yield bonds, tend to rise while the value of floating rate investments, such as senior secured loans, tend to decline. This data is for illustrative purposes only and is not indicative of any investment. An investment cannot be made directly in an index.
21

Senior secured loans typically have floating interest rates, meaning the interest rate automatically adjusts or “floats” as market interest rates rise. As a result, the value of senior secured loans tends to be more stable as compared to fixed-rate investments during periods of rising interest rates. This chart compares average total return during periods of rising interest rates over the past twenty years. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers that may be unable to repay their loans. Investments in floating rate instruments may decline if the associated interest rates do not rise as much, or as quickly, as market interest rates.

FSIC III

Why FSIC III may make sense for your portfolio

INCOME POTENTIAL	✓	DISTRIBUTION RATE OF 7.00%[1] (as of DATE)
DIVERSIFICATION POTENTIAL	✓	LOW CORRELATION PROVIDES DIVERSIFICATION
ADDRESSING RISING INTEREST RATES	✓	SENIOR SECURED LOANS HAVE THE POTENTIAL TO KEEP PACE DURING PERIODS OF RISING INTEREST RATES

1 Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current regular weekly cash distribution per share without compounding), divided by the current public offering price per share. The current distribution rate shown may be rounded. To date, this rate has not included any distributions paid from offering proceeds or borrowings, although a portion of FSIC III's distributions to stockholders may be deemed to constitute a return of capital for tax purposes due to the character of the amounts received by FSIC III from its portfolio companies. The payment of future distributions on FSIC III's common stock is subject to the discretion of FSIC III's board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions. The distribution rate is not guaranteed, may change or be discontinued at any time.

So, to recap, here are three reasons why FSIC III may make sense for your portfolio. While past performance can't guarantee future results, FSIC III seeks to generate income while providing diversification and addressing rising interest rates.

FSIC III

Important terms of the offering

MINIMUM INVESTMENT	$5,000 per individual; additional purchases available in increments of $500	**SUITABILITY**	Minimum of $70,000 annual gross income and $70,000 net worth OR $250,000 net worth required.[1]
PRICE PER SHARE	Subject to change. See FSIC III's website, prospectus and supplements.	**DISTRIBUTION REINVESTMENT PRICE**	95% of the price that shares are sold in FSIC III's offering at the weekly closing conducted on the day of or immediately following the distribution payment date
DISTRIBUTION SCHEDULE	Intends to pay distributions monthly. Amount and timing subject to change.[2] See prospectus and supplements.	**SHARE REPURCHASE PROGRAM**	Intends to provide for limited liquidity on a quarterly basis. Intends for each repurchase offer to be conducted at a price equal to 90% of FSIC III's public offering price on the date of repurchase.[3]
MAXIMUM OFFERING SIZE	400 million shares	**EXIT STRATEGY**	List, liquidate or merge within five years after completion of offering stage.

1 Subject to higher standards that may be imposed by individual states.
2 The payment of future distributions on FSIC III's common stock is subject to the discretion of FSIC III's board of directors and applicable legal restrictions and, therefore, there can be no assurance as to the amount of timing of any such future distributions.
3 Shares to be repurchased in any calendar year will be limited to the number of shares FSIC III could purchase with the proceeds from the sale of FSIC III's shares received under its distribution reinvestment plan. In addition, beginning with calendar quarter ending March 31, 2015, FSIC III will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that it offers to repurchase may be less in light of the limitations noted above FSIC III may amend, suspend or terminate its share repurchase program at any time. See the prospectus for details.

Now that we finished stepping through the six attributes of FSIC III, let's close with a summary of the important terms of the offering:

- The minimum investment is $5,000, assuming investors meet certain income and/or net worth requirements.
- The current price per share is [state current price].
- Distributions can be reinvested at 95% of the current price or taken in cash.
- This is a long-term investment, not designed for liquidity. There are limited opportunities to liquidate your investment unless and until the Fund successfully executes its exit strategy. Shares to be repurchased in any calendar year will be limited to the number of shares FSIC III could purchase with the proceeds from the sale of FSIC III's shares received under its distribution reinvestment plan. In addition, beginning with calendar quarter ending March 31, 2015, FSIC III will limit the number of shares to be repurchased in any calendar year to 10% of the weighted average number of shares outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares that it offers to repurchase may be less in light of the limitations noted above FSIC III may amend, suspend or terminate its share repurchase program at any time. See the prospectus for details.
- FSIC III is expecting to list, liquidate its assets or merge within five years after the Fund completes its offering stage.

FSIC III

Expenses

STOCKHOLDER TRANSACTION EXPENSES[1] (expenses as a percentage of the current offering price)	
Sales load to Dealer Manager	10.00%
Offering expenses borne by FSIC III	1.50%
Total expense load	11.50%
ESTIMATED ANNUAL FUND EXPENSES[1] (as a percentage of the average net assets attributable to common stock)	6.20%

1 Expenses and fees are described more fully in the prospectus. Annual expense ratio calculated as set forth in the prospectus dated as of February 19, 2014 and is based on public offering price in effect on such date. Please consult the prospectus and read it carefully.

This table summarizes the fund expenses for FSIC III. There is a sales load of 10% and investors incur up to 1.5% in offering expenses.

This is a type of investment with higher fees relative to typical investment funds. That's due in part to the fact that the Fund uses one of the world's leading asset managers, GSO / Blackstone, who has to take a very active role in analyzing private loan deals suitable for the portfolio.

What's critical for investors to look at is their gains net of fees.

We hope this presentation helped you gain an understanding of FSIC III.